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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-45049 of OSI Systems Inc. and Subsidiaries on Form S-8 of our report dated September 11, 1998, appearing in this Annual Report on Form 10-K of OSI Systems Inc. and Subsidiaries for the year ended June 30, 1998.

DELOITTE & TOUCHE LLP
Los Angeles, California

September 11, 1998.